PAYOFF AGREEMENT

This  PAYOFF  AGREEMENT  (the  “Agreement”),  dated  as  of  February  13,  2017  (the

“Execution  Date”),  by  and  between  Clean  Energy  Technologies  a  Nevada  corporation,  with headquarters  located  at  2990  Redhill  Avenue,  Costa  Mesa,  CA  (the  “Company”),  and  JSJ

INVESTMENTS,   INC.,   a   Texas   corporation,   with   its   address   at   10830   North   Central

Expressway, Suite 152, Dallas, TX 75231 (the “Holder”).

WHEREAS:

A.

The  Company  issued  a  convertible  promissory  note  in  the  principal  amount  of

$57,000 to the Holder on August 15, 2016 (the “Note”).

NOW THEREFORE, the Company and the Holder hereby agree as follows:

1.

The Holder  hereby  agrees  that  in  the  event  that Holder  receives  $86,079.37

(the  “Payoff  Amount”)  from  the  Company  on  or  before  February  14,  2017  (the  “Deadline”),  the

Note shall be deemed satisfied in full.

2.

In   the   event   that Holder   does   not   receive   the   Payoff   Amount   on   or

before  the  Deadline,  this  Agreement  shall,  at  the  sole  option  of  the Holder,  be  deemed  null  and void and of no further force or effect.

3.

Except  as  specifically  modified  hereby,  all  of  the  provisions  of  the  Note shall remain in full force and effect.

IN  WITNESS  WHEREOF,  the  parties  have  caused  this  Agreement  to  be  duly  executed by their respective authorized representatives as of the Execution Date.

Clean Energy Technologies

By:

Name: ________________________

Title: Chief Executive Officer

JSJ Investments, Inc.

By:

Name: Sameer Hirji

Title:   President

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